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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 24, 2004

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                                 CHRONIMED INC.
             (Exact name of registrant as specified in its charter)

         MINNESOTA                      0-19952                 41-1515691
         ---------                      -------                 ----------
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
 incorporation or organization)         Number)           Identification Number)

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                             10900 RED CIRCLE DRIVE
                           MINNETONKA, MINNESOTA 55343

              (Address of Principal Executive Offices and Zip Code)

                                 ---------------

                                 (952) 979-3600
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.02     TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

              On November 24, 2004 Chronimed Inc. was formally notified by Aetna Inc. that it will terminate its specialty pharmacy distribution contract with Chronimed Inc. on February 28, 2005. Aetna Inc. had previously announced it was forming Aetna Specialty Pharmacy to distribute specialty pharmacy medications to its members, effectively replacing the current three-company preferred distribution arrangement. As disclosed in Chronimed's Quarterly Report on Form 10-Q for the quarter ended October 1, 2004, Aetna Inc. revenue made up 21% of Chronimed's total company revenue for the three months ended October 1, 2004. There were no early termination fees associated with the contract termination and Chronimed Inc. is not affiliated with Aetna Inc. A copy of the press release discussing Aetna's notification is attached hereto as Exhibit 99.1, which is incorporated in this Report as if fully set forth herein.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              (c) Exhibits.

                  Exhibit 99.1 Press Release of Chronimed Inc., dated November 29, 2004.






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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 CHRONIMED INC.


Dated: November 29, 2004                         /s/ Gregory H. Keane
                                                 -------------------------------
                                                 Gregory H. Keane
                                                 Chief Financial Officer






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                                  EXHIBIT INDEX

Exhibit
Number                     Description
-------                    -----------
 99.1 Aetna Specialty Pharmacy Distribution Contract Extension and Termination Press Release dated November 29, 2004.




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